THE DEFENSIVE EQUITY PORTFOLIO
             of Analytic Optioned Equity Fund, Inc.

                  SUPPLEMENT TO THE PROSPECTUS
                       Dated July 28, 1997

The information under the heading "FUND EXPENSE TABLE" on page  5 is amended as follows:

  The following tables illustrate the expenses and fees that a shareholder of the Fund will incur. However, transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "How to Purchase Shares.") The expenses set forth in the tables are based on the Fund's 1996 fiscal year.

The first paragraph under the heading "HOW TO PURCHASE SHARES" on page 17 is amended as follows:

  Shares of the Fund are purchased directly from the Fund with no sales charge or commission at net asset value next computed after an order and payment are received by the Fund. Any order received after 1:00 P.M. Pacific Time will be processed at the next day's closing net asset value. There is no minimum on initial or subsequent purchases of Fund shares by tax deferred retirement plans (including IRA, SEP-IRA and profit sharing and money purchase plans) or Uniform Gifts to Minors Act accounts. For other investors the minimum is $5,000 for an initial purchase and there is no minimum for subsequent purchases.

The information under the heading "HOW TO PURCHASE SHARES" on page 17 is supplemented as follows:

  Shares of the Fund may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Fund shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, which would not be imposed if shares of the Fund were purchased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their customers. If shares of the Fund are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange, and transmit it to the Fund's Sub-Transfer Agent, Chase Global Funds Services Company, prior to the close of their business day to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Fund is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.